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Exhibit 10.12

          Correspondent Services Agreement dated November 13, 1996, between Brenton Bank and the Federal Home Loan Bank of Des Moines. This Correspondent Services Agreement is incorporated by reference from Form 10-K of Brenton Banks, Inc. for the year ended December 31, 1996.
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